--------------------------------------------------------------------------------

                       NEW ISSUE COMPUTATIONAL MATERIALS


                                  $580,000,000

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2002-RZ3


                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                           RAMP SERIES 2002-RZ3 TRUST
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer




                                 AUGUST 5, 2002


                              GMAC RFC Securities

    Any transactions in the certificates will be effected through Residential Funding Securities Corporation.




--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

--------------------------------------------------------------------------------
The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.


--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet



TRANSACTION SUMMARY (a), (b), (c)

------------- ----------- ---------- ----------- ------- --------- ------------ ------------ -------------
                                                         PRINCIPAL    EXPECTED        FINAL      EXPECTED
                            PERCENT                 WAL  LOCKOUT/        FINAL    SCHEDULED       RATINGS
                          OF POOL        COUPON  TO        WINDOW  DISTRIBUTION DISTRIBUTION    (MOODY'S/
CLASS               SIZE  BALANCE          TYPE    CALL    (MOS.)         DATE         DATE          S&P)
                                (J)              (YRS.)
------------- ----------- ---------- ----------- ------- --------- ------------ ------------ -------------
A-1           $154,945,000   26.71%  Floating      0.90    0 / 18      2/25/04     12/25/20       Aaa/AAA
                                            (d)
A-2           115,670,000    19.94%   Fixed (e)    2.00   17 / 14      3/25/05      7/25/26       Aaa/AAA
A-3           65,423,000     11.28%   Fixed (e)    3.00   30 / 13      3/25/06      2/25/29       Aaa/AAA
A-4           93,046,000     16.04%   Fixed (e)    5.25   42 / 56     10/25/10     12/25/31       Aaa/AAA
A-5           26,216,000      4.52%  Fixed         8.16      97       10/25/10      8/25/32       Aaa/AAA
                                       (e), (f)            / 1
A-6 (NAS)     58,000,000     10.00%  Fixed         6.35   36 / 62     10/25/10      7/25/32       Aaa/AAA
                                       (e), (f)
A-IO          189,000,000    32.59%       (g)    1.01      0 / 30      2/25/05      2/25/05       Aaa/AAA
                                            (h)     (I)
M-1           26,100,000      4.50%  Fixed         5.49   36 / 62     10/25/10      8/25/32        Aa2/AA
                                       (e), (f)
M-2           23,200,000      4.00%  Fixed         5.49   36 / 62     10/25/10      8/25/32          A2/A
                                       (e), (f)
M-3           17,400,000      3.00%  Fixed         5.05   36 / 62     10/25/10      8/25/32      Baa2/BBB
                                       (e), (f)
------------- ----------- ---------- ----------- ------- --------- ------------ ------------ -------------
   TOTAL      $580,000,000  100.00%
------------- ----------- ---------- ----------- ------- --------- ------------ ------------ -------------


     NOTES:

(a) The principal balance of each class of Certificates is subject to a 5% variance.

(b) Prepayment Speed Assumption: 4% building to 25% in 12 months, and remaining constant at 25% thereafter.

(c)  The Certificates will be priced to a 10% cleanup call.

(d)  The lesser of (a) one-Month  LIBOR plus the related  margin per annum;  and
     (b) the weighted average of the net mortgage rates on the mortgage loans, adjusted for the interest payable to the Class A-IO Certificates.

(e) For the September 2002 through February 2005 Distribution Dates, the pass-through rate on the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2 and Class M-3 Certificates will be the lesser of the fixed rate per annum indicated in the prospectus supplement and the weighted average of the net mortgage rates of the mortgage loans, adjusted for the interest payable on the Class A-IO Certificates (Net WAC Cap Rate).

(f) The related pass-through rate will increase by 0.50% if the 10% cleanup call is not exercised.

(g) Notional Balance: The lesser of (a) from and including the 1st through the 3rd Distribution Date ($189,000,000); from and including the 4th through the 6th Distribution Date ($180,000,000); from and including the 7th through the 9th Distribution Date ($168,000,000); from and including the 10th through the 12th Distribution Date ($156,000,000); from and including the 13th through the 15th Distribution Date ($143,000,000); from and including the 16th through the 18th Distribution Date ($130,000,000); from and including the 19th through the 21st Distribution Date ($119,000,000); from and including the 22nd through the 24th Distribution Date ($94,000,000); from and including the 25th through the 27th Distribution Date ($73,000,000); from and including the 28th through the 30th Distribution Date ($57,000,000); thereafter ($0) and (b) the pool balance.

(h) 5.75% per annum, payable monthly, until the 30th Distribution Date; thereafter, 0.00% per annum.

(i)  Duration.

(j)  Approximate.


THE COLLATERAL

   - Conventional, one- to four-family, fixed-rate mortgage loans secured by first liens on residential mortgage properties.
   - The collateral information presented herein is based on the "Statistical Calculation Date" of July 1, 2002. The actual pool balance as of the Closing Date is expected to be approximately $580,000,000.

--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet



THE STRUCTURE

       CLASS A-1, A-2, A-3, A-4 AND A-5 CERTIFICATES (THE "CLASS A CERTIFICATES") The Class A-1 Certificates will be issued as floating rate senior securities. The Class A-2, Class A-3, Class A-4, and Class A-5 Certificates will be issued as fixed rate senior securities. Principal will be paid to Class A-1, Class A-2, Class A-3, Class A-4, and Class A-5 Certificates sequentially, in that order.

       CLASS A-6 CERTIFICATES (ALSO PART OF THE "CLASS A CERTIFICATES")
       The Class A-6 Certificates will be issued as fixed-rate senior securities, and will be allocated principal based on the following calculation: the product of (a) the pro rata portion of the Class A-6 Certificates, based on its principal balance relative to the aggregate principal balance of all of the Class A Certificates (other than the Class A-IO Certificates), and (b) the following percentage as applicable:

       Months 1-36 (0%),  Months 37-60 (45%),  Months 61-72 (80%),  Months 73-84
       (100%), Months 85+ (300%)

       CLASS A-IO CERTIFICATES (ALSO PART OF THE "CLASS A CERTIFICATES")
       The Class A-IO Certificates will have a 5.75% per annum coupon, payable monthly, and a 30-month payment window, commencing on the first Distribution Date, based on the notional balance as set forth in footnote
       (g) on page 1 hereof.

       CLASS M-1, M-2 AND M-3 CERTIFICATES (THE "CLASS M CERTIFICATES)
       The Class M Certificates will be issued as fixed rate mezzanine securities. The Class M Certificates will be subordinate to the Class A Certificates.



HIGHLIGHTS OF THE PROGRAM

o The Home Solution Program is primarily used by borrowers who wish to finance the full value of the home plus closing costs. A typical borrower is one who has limited liquidity or one who prefers not to take cash out of investments.
o       Requires residual income of at least $1,500.
o       Maximum LTV may be as high as 107%.
o       Maximum LTV of 103% for credit scores below 680.
o Two full appraisals required for credit scores below 620 (or one full appraisal and a field review). o No (a) manufactured homes or unique properties or (b) Section 32 loans allowed.



--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet


SUMMARY OF TERMS


DEPOSITOR: Residential Asset Mortgage Products, Inc.

MASTER SERVICER: Residential Funding Corporation

UNDERWRITERS:  Bear,  Stearns  &  Co.  Inc.  /  Residential  Funding  Securities
     Corporation / Salomon Smith Barney

TRUSTEE: JPMorgan Chase Bank

STATISTICAL CALCULATION DATE:July 1, 2002

CUT-OFF DATE: August 1, 2002

CLOSING DATE: On or about August 28, 2002

DISTRIBUTION DATE: 25th day of each month (or the next business day), commencing
     September 2002

FORM OF OFFERED CERTIFICATES:
MINIMUM DENOMINATIONS:

     The Certificates will be available in book-entry form through DTC. Class A (other than the Class A-IO Certificates) and Class M-1 Certificates,
     $25,000. Class M-2 and Class M-3, $250,000. Class A-IO Certificates $2,000,000 notional amount.

--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet



INTEREST PAYMENTS: On each Distribution Date holders of the Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.


     The "accrual period" for the Class A Certificates (other than the Class A-1 Certificates) and the Class M Certificates will be the calendar month immediately preceding the calendar month in which a Distribution Date occurs.


     The trustee will calculate interest on the Class A Certificates (other than the Class A-1 Certificates) and the Class M Certificates based on a 360-day year that consists of twelve 30-day months.


     The Class A-1 Certificates will be entitled to interest accrual, with respect to any Distribution Date, from and including the preceding Distribution Date (or from and including the closing date in the case of the first Distribution Date) to and including the day prior to the then current Distribution Date (the "Class A-1 Accrual Period") at the Class A-1 pass-through rate on the aggregate principal balance of the Class A-1 Certificates, calculated on an actual/360-day basis.


     The "Net Mortgage Rate" will be, with respect to any Mortgage Loan, the per annum mortgage rate thereon minus the per annum rates at which the master servicing and subservicing fees are paid.


     The "Net WAC Cap Rate" will be equal to, with respect to any Distribution Date, the weighted average Net Mortgage Rate in effect for such Distribution Date, adjusted for the interest payable on the Class A-IO Certificates. The Net WAC Cap Rate for the Class A-1 Certificates will be further adjusted to reflect an actual/360-day basis interest accrual.

--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet




PRINCIPAL  PAYMENTS:  Principal  distributions  with  respect  to  the  Class  A
     Certificates (other than the Class A-IO Certificates) will first be allocated to the Class A-6 Certificates in an amount equal to the Class A-6 Lockout Distribution Amount. The remaining principal distribution amount will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class A-6 Certificates, in that order, until paid in full.


     The Class M Certificates will be subordinate to the Class A Certificates, and will not receive any principal payments until after the Stepdown Date or if a Trigger Event is in effect, unless the principal balance of the Class A Certificates is equal to zero.


     After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A and Class M Certificates as described under the "Priority of Distributions" below.

PRINCIPAL DISTRIBUTION On any Distribution Date, the lesser of (a) the excess of
     (1) the AMOUNT: Available Distribution Amount over (2) the Interest Distribution Amount and (b) the aggregate amount described below:


     The sum of (i) the principal portion of all scheduled monthly payments on the mortgage loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of the mortgage loans, or, in the case of a substitution, amounts representing a principal adjustment, as required by the pooling and servicing agreement during the preceding calendar month; (iii) the principal portion of all other unscheduled collections received on the mortgage loans during the preceding calendar month, or deemed to be received during the preceding calendar month, including, without limitation, full and partial principal payments made by the respective mortgagors, to the extent not distributed in the preceding month; (iv) the lesser of (a) the Excess Cashflow for that Distribution Date and (b) the principal portion of any Realized Losses, other than Excess Losses (as defined in the pooling and servicing agreement), incurred, or deemed to have been incurred, on any mortgage loans in the calendar month preceding that Distribution Date; and (v) the lesser of (a) the Excess Cashflow for that Distribution Date, to the extent not used to cover losses pursuant to clause (iv) above, and (b) the amount of any Overcollateralization Increase Amount for that Distribution Date; minus (vi) the amount of any Overcollateralization Reduction Amount for that Distribution Date.


     In no event will the Principal Distribution Amount on any Distribution Date be less than zero or greater than the outstanding aggregate Certificate Principal Balance of the Class A and Class M Certificates.

--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet



NOTIONAL AMOUNT:  With respect to the Class A-IO Certificates  immediately prior to any distribution date, the lesser of: (a) the then outstanding pool balance and (b) from and including the 1st through the 3rd Distribution Date ($189,000,000); from and including the 4th through the 6th Distribution Date ($180,000,000); from and including the 7th through the 9th Distribution Date ($168,000,000); from and including the 10th through the 12th Distribution Date ($156,000,000); from and including the 13th through the 15th Distribution Date ($143,000,000); from and including the 16th through the 18th Distribution Date ($130,000,000); from and including the 19th through the 21st Distribution Date ($119,000,000); from and including the 22nd through the 24th Distribution Date ($94,000,000); from and including the 25th through the 27th Distribution Date ($73,000,000); from and including the 28th through the 30th Distribution Date ($57,000,000); thereafter ($0).


CLASS A-6 LOCKOUT
DISTRIBUTION AMOUNT:

     For any  Distribution  Date,  the  product  of (x) the  Class  A-6  Lockout
     Percentage for that Distribution Date and (y) the Class A-6 Pro Rata Distribution Amount for that Distribution Date. In no event will the Class A-6 Lockout Distribution Amount for a Distribution Date exceed the Class A Principal Distribution Amount for that Distribution Date.


CLASS A-6 LOCKOUT
PERCENTAGE:

     For each Distribution Date, the applicable percentage set forth below:


DISTRIBUTION               DATES               LOCKOUT
PERCENTAGE

September 2002 through August 2005            0%
September 2005 through August 2007            45%
September 2007 through August 2008            80%
September 2008 through August 2009            100%
September 2009 and thereafter                 300%


CLASS A-6 PRO RATA
DISTRIBUTION AMOUNT:

     For any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-6 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to that Distribution Date and
     (y) the Class A Principal Distribution Amount for that Distribution Date.

PRINCIPAL REMITTANCE AMOUNT: With respect to any Distribution Date, the sum of the amounts described in clauses (i), (ii) and (iii) of the definition of Principal Distribution Amount for that Distribution Date.

INTEREST  DISTRIBUTION   AMOUNT:With  respect  to  any  Distribution  Date,  the
     aggregate amount of accrued certificate interest on the Class A and Class M Certificates for that Distribution Date, less any Prepayment Interest Shortfalls for that Distribution Date not covered by Eligible Master Servicing Compensation as described herein.

--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet



AVAILABLE DISTRIBUTION
AMOUNT:

     For any Distribution Date, an amount equal to the sum of the following amounts, net of amounts reimbursable therefrom to the Master Servicer and any subservicer: (a) the aggregate amount of scheduled payments on the mortgage loans due during the related due period and received on or prior to the related determination date, after deduction of the master servicing fees and any subservicing fees in respect of the mortgage loans for that Distribution Date; (b) unscheduled payments, including mortgagor prepayments on the mortgage loans, insurance proceeds and liquidation proceeds from the mortgage loans, and proceeds from repurchases of and substitutions for the mortgage loans occurring during the preceding calendar month; and (c) all advances made for that Distribution Date in respect of the mortgage loans.


     With respect to any Distribution Date, the due period is the calendar month in which the Distribution Date occurs and the determination date is the 20th day of the month on which the Distribution Date occurs or, if the 20th day is not a business day, the immediately succeeding business day. The due date with respect to each mortgage loan is the date on which the scheduled monthly payment is due.


--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet





  REQUIRED                     $2,900,000
  OVERCOLLATERALIZATION AMOUNT:

 EXCESS OVERCOLLATERALIZATION
 AMOUNT:

     With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount on that Distribution Date over the Required Overcollateralization Amount on that Distribution Date.

OVERCOLLATERALIZATION AMOUNT:With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the mortgage loans as of the end of the preceding due period, over (b) the aggregate Certificate Principal Balance of the Class A and Class M Certificates immediately prior to that Distribution Date.

OVERCOLLATERALIZATION
INCREASE AMOUNT:

     With respect to (a) the Distribution Dates in September 2002 through February 2003, $0, and (b) any Distribution Date after February 2003, an amount equal to the lesser of (i) the Excess Cashflow for that Distribution Date and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

OVERCOLLATERALIZATION
REDUCTION AMOUNT:

     With respect to any Distribution Date, after taking into account all other distributions on that Distribution Date, the lesser of (a) the Excess Overcollateralization Amount immediately prior to that Distribution Date, and (b) the Principal Remittance Amount for that Distribution Date.

--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet

PREPAYMENT INTEREST
SHORTFALL:

     With respect to any Distribution Date, the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments on the mortgage loans during the preceding calendar month. These shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as these prepayments in part are applied to reduce the outstanding principal balance of the mortgage loans as of the due date immediately preceding the date of prepayment. No assurance can be given that the amounts available to cover Prepayment Interest Shortfalls will be sufficient therefor.

ALLOCATION OF SHORTFALL: Any Prepayment Interest Shortfalls which are not covered by Eligible Master Servicing Compensation will be allocated among the offered certificates, in each case in accordance with the amount of Accrued Certificate Interest that would have accrued on that certificate absent these shortfalls. Any Prepayment Interest Shortfalls not covered by Eligible Master Servicing Compensation or Excess Cash Flow and allocated to a class of offered certificates will accrue interest at the then applicable pass-through rate on that class of offered certificates.

BASISRISK  SHORTFALL:  With  respect to the Class  A-5,  Class M-2 and Class M-3
     Certificates, and any Distribution Date, the amount of interest that would have been payable to such Class of Certificates on such Distribution Date if the pass-through rate for such Class of Certificates on such Distribution Date were calculated at the lesser of the related coupon or the weighted average Net Mortgage Rate minus the amount of interest payable on such Class of Certificates at the Net WAC Cap Rate for such Distribution Date plus the related Basis Risk Shortfall from prior Distribution Dates not previously paid, together with interest at a rate equal to the related pass-through rate for such Distribution Date.

CURRENT INTEREST: Interest at the related pass-through rate for the current accrual period.

 UNPAID INTEREST  SHORTFALL
 AMOUNT:

     Interest remaining unpaid from prior Distribution Dates.


SIXTY-PLUS DELINQUENCY
PERCENTAGE:

     With respect to any Distribution Date, the fraction, expressed as a percentage, equal to (x) the aggregate Stated Principal Balance of the mortgage loans that are 60 or more days delinquent in payment of principal and interest including mortgage loans in foreclosure and REO, over (y) the aggregate Stated Principal Balance of all the mortgage loans immediately preceding that Distribution Date.

--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet



  PRIORITY OF DISTRIBUTIONS:      INTEREST  DISTRIBUTIONS

1)     To the holders of the Class A Certificates
       (including  the Class A-IO  Certificates),
       Current  Interest plus any Unpaid Interest
       Shortfall   Amount  less  any   Prepayment
       Interest  Shortfalls for that Distribution
       Date  (not  covered  by  Eligible   Master
       Servicing     Compensation    or    Excess
       Cashflow),  on a pro rata basis; provided,
       however,    that    Prepayment    Interest
       Shortfalls will not be allocated to the Class A-IO Certificates, and instead will be allocated to the Class A and Class M
       Certificates on a pro rata basis;

2)     To   the   holders   of  the   Class   M-1
       Certificates,  Current  Interest  plus any
       Unpaid Interest  Shortfall Amount less any
       Prepayment  Interest  Shortfalls  for that
       Distribution Date (not covered by Eligible
       Master  Servicing  Compensation  or Excess
       Cashflow), for such Distribution Date;

3)     To   the   holders   of  the   Class   M-2
       Certificates,  Current  Interest  plus any
       Unpaid Interest  Shortfall Amount less any
       Prepayment  Interest  Shortfalls  for that
       Distribution Date (not covered by Eligible
       Master  Servicing  Compensation  or Excess
       Cashflow), for such Distribution Date; and

4)     To   the   holders   of  the   Class   M-3
       Certificates,  Current  Interest  plus any
       Unpaid Interest  Shortfall Amount less any
       Prepayment  Interest  Shortfalls  for that
       Distribution Date (not covered by Eligible
       Master  Servicing  Compensation  or Excess
       Cashflow), for such Distribution Date.


   PRINCIPAL DISTRIBUTIONS

1)     To the holders of the Class A Certificates
       (other than the Class A-IO  Certificates),
       the Class A Principal Distribution Amount,
       to be distributed, first to the holders of
       the Class A-6  Certificates,  in an amount
       equal   to   the   Class    A-6    Lockout
       Distribution  Amount for that distribution
       date,  and then,  to the A-1,  Class  A-2,
       Class A-3, Class A-4, Class A-5, and Class
       A-6 Certificates, in that order, the Class
       A Principal  Distribution  Amount, in each
       case  in  reduction  of  the   Certificate
       Principal   Balance   thereof   until  the
       Certificate  Principal Balance thereof has
       been reduced to zero;
2)     To   the   holders   of  the   Class   M-1
       Certificates   the  Class  M-1   Principal
       Distribution Amount, until the Certificate
       Principal  Balance  thereof  is reduced to
       zero;
3)     To   the   holders   of  the   Class   M-2
       Certificates   the  Class  M-2   Principal
       Distribution Amount, until the Certificate
       Principal  Balance  thereof  is reduced to
       zero; and
4)     To   the   holders   of  the   Class   M-3
       Certificates   the  Class  M-3   Principal
       Distribution Amount, until the Certificate
       Principal Balance thereof is reduced to zero.


--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet




                           NET MONTHLY EXCESS CASHFLOW

1)     To pay the holders of the class or classes
       of  Certificates  then entitled to receive
       distributions in respect of principal, the
       principal   portion  of  Realized  Losses,
       other than Excess Losses,  incurred on the
       mortgage loans for the preceding  calendar
       month;
2)     Except  on  the  first  six   Distribution
       Dates,  to pay  any  Overcollateralization
       Increase Amount to the class or classes of
       Certificates   then  entitled  to  receive
       distributions in respect of principal;
3)     To pay  the  holders  of the  Class  A and
       Class M  Certificates,  based  on  Accrued
       Certificate    Interest    otherwise   due
       thereon,  the  amount  of  any  Prepayment
       Interest Shortfalls allocated thereto with
       respect  to the  mortgage  loans  for that
       Distribution   Date,  to  the  extent  not
       covered  by  Eligible   Master   Servicing
       Compensation on that Distribution Date;
4)     To pay  the  holders  of the  Class  A and
       Class  M  Certificates,  based  on  unpaid
       Prepayment Interest Shortfalls  previously
       allocated thereto, any Prepayment Interest
       Shortfalls  remaining  unpaid  from  prior
       Distribution  Dates together with interest
       thereon;
5)     To the holders of the Class A-5, Class M-2
       and Class M-3 Certificates, in that order,
       any Basis Risk Shortfall allocated thereto
       with  respect to that  Distribution  Date;
       and
6)     To the holders of the Class A-5, Class M-2
       and Class M-3 Certificates, in that order,
       based  on  unpaid  Basis  Risk   Shortfall
       allocated   thereto,    any   Basis   Risk
       Shortfall   remaining  unpaid  from  prior
       Distribution Dates together
       with interest thereon;
7)     To  pay  the   holders  of  the  Class  SB
       Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet


  CLASS A PRINCIPAL             With respect to any Distribution Date:
  DISTRIBUTION AMOUNT:


(1)     prior to the Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect, the Principal Distribution Amount for that Distribution Date, or

(2)     on or after the Stepdown  Date if a Trigger  Event is not in effect  for that  Distribution  Date,  the  lesser of:
              (I) the Principal Distribution Amount for that Distribution Date; and (II) the excess of (A) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) 76.00% and (2) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less $2,900,000.

  CLASS M-1 PRINCIPAL           With respect to any Distribution Date:
  DISTRIBUTION AMOUNT:

(1)           prior to the Stepdown Date or on or
              after  the   Stepdown   Date  if  a
              Trigger  Event  is in  effect,  the
              Principal  Distribution  Amount for
              that    Distribution   Date   after
              distribution   of   the   Class   A
              Principal Distribution Amount, or

(2)     on or after the Stepdown  Date if a Trigger  Event is not in effect  for that  Distribution  Date,  the  lesser of:
              (I) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and (II) the excess of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) 85.00% and (2) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less $2,900,000.

--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet



  CLASS M-2 PRINCIPAL           With respect to any Distribution Date:
  DISTRIBUTION AMOUNT:
 (1)           prior to the Stepdown Date or on or
               after  the   Stepdown   Date  if  a
               Trigger  Event  is in  effect,  the
               Principal  Distribution  Amount for
               that    Distribution   Date   after
               distribution   of   the   Class   A
               Principal  Distribution  Amount and
               Class  M-1  Principal  Distribution
               Amount, or
 (2)     on or after the Stepdown  Date if a Trigger  Event is not in effect  for that  Distribution  Date,  the  lesser of:
               (I) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount; and (II) the excess of
               (A)  the  sum  of  (1)   the   aggregate   Certificate
               Principal Balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser
               of  (x)  the   product  of  (1)  93.00%  and  (2)  the
               aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less $2,900,000.


--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet



  CLASS M-3 PRINCIPAL           With respect to any Distribution Date:
  DISTRIBUTION AMOUNT:

(1)           prior to the Stepdown Date or on or
              after  the   Stepdown   Date  if  a
              Trigger  Event  is in  effect,  the
              Principal  Distribution  Amount for
              that    Distribution   Date   after
              distribution   of   the   Class   A
              Principal    Distribution   Amount,
              Class  M-1  Principal  Distribution
              Amount,  and  Class  M-2  Principal
              Distribution Amount or
(2)     on or after the Stepdown  Date if a Trigger  Event is not in effect  for that  Distribution  Date,  the  lesser of:
              (I) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount; and (II) the excess of
              (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) 99.00% and (2) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less $2,900,000.

--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet


EXCESS CASHFLOW: With respect to any Distribution Date, an amount equal to the sum of (A) the excess of (i) the Available Distribution Amount for that Distribution Date over (ii) the sum of (a) the Interest Distribution Amount for that Distribution Date and (b) the Principal Remittance Amount for that Distribution Date and (B) the Overcollateralization Reduction Amount, if any, for that distribution date.

STEPDOWN DATE:  The earlier to occur of (1) the  Distribution  Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (2) the later to occur of (x) the Distribution Date occurring in September 2005 and (y) the first Distribution Date for which the aggregate Certificate Principal Balance of the Class M Certificates and Overcollateralization Amount divided by the Stated Principal Balance of the mortgage loans as of the last day of the related due period is greater than or equal to 24.00%.


--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet




TRIGGER EVENT:  A Trigger  Event is in effect with  respect to any  Distribution
     Date on or after the Stepdown Date if any of the following conditions are met:

 1)      the  three-month  average  of  the  Sixty-Plus   Delinquency
         Percentage, as determined as of that Distribution Date and the immediately preceding two Distribution Dates, exceeds [8.00]%;
 2)      if the  Distribution  Date  is  occurring
         before the Distribution Date in September
         2006,  the  aggregate  amount of Realized
         Losses,  other than Excess Losses, on the
         mortgage  loans  since the  Cut-off  Date
         exceeds  [2.80]% of the aggregate  Stated
         Principal  Balance of the mortgage  loans
         as of the Cut-off Date;
 3)      if the Distribution  Date is occurring on
         or after  September  2006 and  before the
         Distribution  Date in September 2007, the
         aggregate   amount  of  Realized  Losses,
         other than Excess Losses, on the mortgage
         loans  since  the  Cut-off  Date  exceeds
         [3.00]% of the aggregate Stated Principal
         Balance of the  mortgage  loans as of the
         Cut-off Date; and
 4)      if the Distribution  Date is occurring on
         or  after   the   Distribution   Date  in
         September  2007, the aggregate  amount of
         Realized   Losses,   other  than   Excess
         Losses,  on the mortgage  loans since the
         Cut-off  Date  exceeds   [3.25]%  of  the
         aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date.


CREDIT  ENHANCEMENT:  o  Subordination:   Initially,  11.50%  for  the  Class  A
     Certificates; 7.00% for the Class M-1 Certificates and 3.00% for the Class M-2 Certificates.

o Overcollateralization ("OC") INITIAL (% Orig.) 0.00% OC TARGET (% Orig.) 0.50% OC FLOOR (% Orig.) 0.50%

o Excess spread will be available to build overcollateralization commencing on the March 2003 Distribution Date.


--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet


The Master Servicer will be obligated to advance, or cause to be P&I ADVANCES: advanced, cash with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the Master Servicer reasonably believes that such cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses.

MONTHLY FEES:  Servicing  Fee  Minimum of [0.30]%  per annum,  payable  monthly;
     Master Servicing Fee of [0.05]% per annum, payable monthly.


 ELIGIBLE MASTER SERVICING
 COMPENSATION:

     For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the mortgage loans immediately preceding that Distribution Date and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date.

OPTIONAL CALL: The Master Servicer may, at its option, effect an early redemption or termination of the Certificates on any Distribution Date on which the current pool principal balance declines to 10% or less of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date (the "Clean-up Call Date").

STEP-UP COUPON: The Class A-5, Class A-6, Class M-1, Class M-2 and Class M-3 pass-through rates will each increase by 0.50% on the first Distribution Date after the Clean-up Call Date.

FEDERAL TAX ASPECTS: The Trust will be established as one or more REMICs for federal income tax purposes.

ERISACONSIDERATIONS: The Class A Certificates and the Class A-IO Certificates may be purchased by a pension or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974 or Section 4975 of the Internal Revenue Code of 1986, or by an entity investing the assets of an employee benefit plan so long as certain conditions are met.

SMMEAELIGIBILITY: The Class A Certificates,  the Class A-IO Certificates and the
     Class M Certificates will NOT be 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet



                                         PREPAYMENT SENSITIVITY TABLES

CLASS A-1 (TO CALL/MTY)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                   0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                       11.09       1.42       1.08       0.90       0.79      0.71
MODIFIED DURATION (YEARS)                   9.65       1.39       1.06       0.88       0.77      0.69
FIRST PRINCIPAL PAYMENT                9/25/2002  9/25/2002  9/25/2002  9/25/2002  9/25/2002 9/25/2002
LAST PRINCIPAL PAYMENT                10/25/2020  3/25/2005  6/25/2004  2/25/2004 11/25/2003 10/25/2003
PRINCIPAL LOCKOUT (MONTHS)                     0          0          0          0          0         0
PRINCIPAL WINDOW (MONTHS)                    218         31         22         18         15        14
ILLUSTRATIVE YIELD @ PAR (30/360)          1.99%      1.99%      1.99%      1.99%      1.99%     1.99%
-------------------------------------------------------------------------------------------------------

CLASS A-2 (TO CALL/MTY)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                   0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                       21.15       3.69       2.56       2.00       1.66      1.44
MODIFIED DURATION (YEARS)                  15.50       3.45       2.43       1.92       1.60      1.39
FIRST PRINCIPAL PAYMENT               10/25/2020  3/25/2005  6/25/2004  2/25/2004 11/25/2003 10/25/2003
LAST PRINCIPAL PAYMENT                 7/25/2026  8/25/2007 12/25/2005  3/25/2005  9/25/2004 5/25/2004
PRINCIPAL LOCKOUT (MONTHS)                   217         30         21         17         14        13
PRINCIPAL WINDOW (MONTHS)                     70         30         19         14         11         8
ILLUSTRATIVE YIELD @ PAR (30/360)          2.97%      2.92%      2.90%      2.88%      2.86%     2.84%
-------------------------------------------------------------------------------------------------------

CLASS A-3 (TO CALL/MTY)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                   0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                       25.25       6.28       4.06       3.00       2.39      2.02
MODIFIED DURATION (YEARS)                  16.31       5.52       3.71       2.80       2.25      1.92
FIRST PRINCIPAL PAYMENT                7/25/2026  8/25/2007 12/25/2005  3/25/2005  9/25/2004 5/25/2004
LAST PRINCIPAL PAYMENT                 2/25/2029  1/25/2011  7/25/2007  3/25/2006  5/25/2005 11/25/2004
PRINCIPAL LOCKOUT (MONTHS)                   286         59         39         30         24        20
PRINCIPAL WINDOW (MONTHS)                     32         42         20         13          9         7
ILLUSTRATIVE YIELD @ PAR (30/360)          3.62%      3.59%      3.57%      3.55%      3.53%     3.51%
-------------------------------------------------------------------------------------------------------

CLASS A-4 (TO CALL)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                   0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                       27.93      12.41       7.84       5.25       3.79      2.86
MODIFIED DURATION (YEARS)                  15.35       9.17       6.37       4.53       3.39      2.61
FIRST PRINCIPAL PAYMENT                2/25/2029  1/25/2011  7/25/2007  3/25/2006  5/25/2005 11/25/2004
LAST PRINCIPAL PAYMENT                 6/25/2031  2/25/2018  7/25/2013 10/25/2010  2/25/2008 9/25/2006
PRINCIPAL LOCKOUT (MONTHS)                   317        100         58         42         32        26
PRINCIPAL WINDOW (MONTHS)                     29         86         73         56         34        23
ILLUSTRATIVE YIELD @ PAR (30/360)          4.66%      4.65%      4.64%      4.62%      4.59%     4.57%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER



RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet


                                         PREPAYMENT SENSITIVITY TABLES

CLASS A-4 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                   0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                       27.99      12.66       8.01       5.32       3.79      2.86
MODIFIED DURATION (YEARS)                  15.37       9.29       6.47       4.58       3.39      2.61
FIRST PRINCIPAL PAYMENT                2/25/2029  1/25/2011  7/25/2007  3/25/2006  5/25/2005 11/25/2004
LAST PRINCIPAL PAYMENT                12/25/2031  1/25/2021  9/25/2015  3/25/2012  2/25/2008 9/25/2006
PRINCIPAL LOCKOUT (MONTHS)                   317        100         58         42         32        26
PRINCIPAL WINDOW (MONTHS)                     35        121         99         73         34        23
ILLUSTRATIVE YIELD @ PAR (30/360)          4.66%      4.65%      4.64%      4.62%      4.59%     4.57%
-------------------------------------------------------------------------------------------------------

CLASS A-5 (TO CALL)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                   0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                       28.82      15.49      10.91       8.16       6.30      4.75
MODIFIED DURATION (YEARS)                  14.07      10.15       7.99       6.40       5.19      4.07
FIRST PRINCIPAL PAYMENT                6/25/2031  2/25/2018  7/25/2013 10/25/2010  2/25/2008 9/25/2006
LAST PRINCIPAL PAYMENT                 6/25/2031  2/25/2018  7/25/2013 10/25/2010  2/25/2009 12/25/2007
PRINCIPAL LOCKOUT (MONTHS)                   345        185        130         97         65        48
PRINCIPAL WINDOW (MONTHS)                      1          1          1          1         13        16
ILLUSTRATIVE YIELD @ PAR (30/360)          5.58%      5.57%      5.56%      5.55%      5.53%     5.51%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

CLASS A-5 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                   0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                       29.68      22.28      16.47      12.48       8.73      5.11
MODIFIED DURATION (YEARS)                  14.25      12.46      10.47       8.72       6.64      4.30
FIRST PRINCIPAL PAYMENT               12/25/2031  1/25/2021  9/25/2015  3/25/2012  2/25/2008 9/25/2006
LAST PRINCIPAL PAYMENT                 8/25/2032  4/25/2030  3/25/2025  3/25/2020  9/25/2016 1/25/2014
PRINCIPAL LOCKOUT (MONTHS)                   351        220        156        114         65        48
PRINCIPAL WINDOW (MONTHS)                      9        112        115         97        104        89
ILLUSTRATIVE YIELD @ PAR (30/360)          5.58%      5.67%      5.69%      5.70%      5.66%     5.55%
-------------------------------------------------------------------------------------------------------

CLASS A-6 (TO CALL)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                   0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                       15.19       7.76       6.91       6.35       5.68      5.02
MODIFIED DURATION (YEARS)                  10.18       6.21       5.67       5.30       4.83      4.35
FIRST PRINCIPAL PAYMENT                9/25/2005  9/25/2005  9/25/2005  9/25/2005 12/25/2005 3/25/2006
LAST PRINCIPAL PAYMENT                 6/25/2031  2/25/2018  7/25/2013 10/25/2010  2/25/2009 12/25/2007
PRINCIPAL LOCKOUT (MONTHS)                    36         36         36         36         39        42
PRINCIPAL WINDOW (MONTHS)                    310        150         95         62         39        22
ILLUSTRATIVE YIELD @ PAR (30/360)          4.92%      4.90%      4.89%      4.89%      4.88%     4.88%
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER



RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet


                                         PREPAYMENT SENSITIVITY TABLES

CLASS A-6 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                   0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                       15.19       7.78       6.97       6.53       6.32      6.26
MODIFIED DURATION (YEARS)                  10.18       6.22       5.70       5.41       5.27      5.22
FIRST PRINCIPAL PAYMENT                9/25/2005  9/25/2005  9/25/2005  9/25/2005 12/25/2005 3/25/2006
LAST PRINCIPAL PAYMENT                 6/25/2032  2/25/2030  1/25/2025  1/25/2020  7/25/2016 11/25/2013
PRINCIPAL LOCKOUT (MONTHS)                    36         36         36         36         39        42
PRINCIPAL WINDOW (MONTHS)                    322        294        233        173        128        93
ILLUSTRATIVE YIELD @ PAR (30/360)          4.92%      4.90%      4.90%      4.90%      4.93%     4.97%
-------------------------------------------------------------------------------------------------------

CLASS A-IO (TO CALL)
-------------------------------------------------------------------------------------------------------
CPR:                                58%       59%       60%        61%        62%       63%        64%
-------------------------------------------------------------------------------------------------------
MODIFIED DURATION (YEARS)          1.01      1.01      1.01       1.01       1.00      0.99       0.99
ILLUSTRATIVE YIELD @
7.890400% (30/360)                4.50%     4.50%     4.50%      4.50%      2.81%     0.93%     -1.33%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

CLASS M-1 (TO CALL)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                   0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                       26.51      10.51       7.28       5.49       4.53      4.03
MODIFIED DURATION (YEARS)                  14.01       7.72       5.81       4.60       3.91      3.54
FIRST PRINCIPAL PAYMENT                1/25/2025 12/25/2007  4/25/2006  9/25/2005 10/25/2005 12/25/2005
LAST PRINCIPAL PAYMENT                 6/25/2031  2/25/2018  7/25/2013 10/25/2010  2/25/2009 12/25/2007
PRINCIPAL LOCKOUT (MONTHS)                   268         63         43         36         37        39
PRINCIPAL WINDOW (MONTHS)                     78        123         88         62         41        25
ILLUSTRATIVE YIELD @ PAR (30/360)          5.26%      5.24%      5.23%      5.21%      5.20%     5.19%
-------------------------------------------------------------------------------------------------------

CLASS M-1 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                   0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                       26.63      11.31       7.90       5.98       4.90      4.33
MODIFIED DURATION (YEARS)                  14.04       8.03       6.12       4.89       4.16      3.75
FIRST PRINCIPAL PAYMENT                1/25/2025 12/25/2007  4/25/2006  9/25/2005 10/25/2005 12/25/2005
LAST PRINCIPAL PAYMENT                 6/25/2032  2/25/2026 12/25/2019 11/25/2015  2/25/2013 2/25/2011
PRINCIPAL LOCKOUT (MONTHS)                   268         63         43         36         37        39
PRINCIPAL WINDOW (MONTHS)                     90        219        165        123         89        63
ILLUSTRATIVE YIELD @ PAR (30/360)          5.26%      5.26%      5.26%      5.25%      5.23%     5.22%
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER



RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet

                                         PREPAYMENT SENSITIVITY TABLES

CLASS M-2 (TO CALL)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                   0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                       26.51      10.51       7.28       5.49       4.50      3.94
MODIFIED DURATION (YEARS)                  13.50       7.57       5.73       4.55       3.84      3.43
FIRST PRINCIPAL PAYMENT                1/25/2025 12/25/2007  4/25/2006  9/25/2005  9/25/2005 10/25/2005
LAST PRINCIPAL PAYMENT                 6/25/2031  2/25/2018  7/25/2013 10/25/2010  2/25/2009 12/25/2007
PRINCIPAL LOCKOUT (MONTHS)                   268         63         43         36         36        37
PRINCIPAL WINDOW (MONTHS)                     78        123         88         62         42        27
ILLUSTRATIVE YIELD @ PAR (30/360)          5.62%      5.60%      5.58%      5.56%      5.55%     5.54%
-------------------------------------------------------------------------------------------------------

CLASS M-2 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                   0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                       26.61      11.10       7.73       5.84       4.76      4.15
MODIFIED DURATION (YEARS)                  13.52       7.80       5.95       4.75       4.02      3.58
FIRST PRINCIPAL PAYMENT                1/25/2025 12/25/2007  4/25/2006  9/25/2005  9/25/2005 10/25/2005
LAST PRINCIPAL PAYMENT                 4/25/2032  1/25/2024  1/25/2018  5/25/2014 11/25/2011 3/25/2010
PRINCIPAL LOCKOUT (MONTHS)                   268         63         43         36         36        37
PRINCIPAL WINDOW (MONTHS)                     88        194        142        105         75        54
ILLUSTRATIVE YIELD @ PAR (30/360)          5.62%      5.61%      5.60%      5.59%      5.57%     5.56%
-------------------------------------------------------------------------------------------------------

CLASS M-3 (TO CALL)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                   0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                       26.12       9.68       6.68       5.05       4.14      3.64
MODIFIED DURATION (YEARS)                  13.25       7.11       5.33       4.22       3.57      3.19
FIRST PRINCIPAL PAYMENT                1/25/2025 12/25/2007  4/25/2006  9/25/2005  9/25/2005 9/25/2005
LAST PRINCIPAL PAYMENT                 6/25/2031  2/25/2018  7/25/2013 10/25/2010  2/25/2009 12/25/2007
PRINCIPAL LOCKOUT (MONTHS)                   268         63         43         36         36        36
PRINCIPAL WINDOW (MONTHS)                     78        123         88         62         42        28
ILLUSTRATIVE YIELD @ PAR (30/360)          5.74%      5.71%      5.70%      5.68%      5.66%     5.65%
-------------------------------------------------------------------------------------------------------

CLASS M-3 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
% OF PREPAYMENT SPEED RAMP:                   0%        50%        75%       100%       125%      150%
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                       26.14       9.74       6.72       5.08       4.17      3.66
MODIFIED DURATION (YEARS)                  13.25       7.13       5.35       4.24       3.59      3.21
FIRST PRINCIPAL PAYMENT                1/25/2025 12/25/2007  4/25/2006  9/25/2005  9/25/2005 9/25/2005
LAST PRINCIPAL PAYMENT                11/25/2031  1/25/2020 12/25/2014 11/25/2011 12/25/2009 8/25/2008
PRINCIPAL LOCKOUT (MONTHS)                   268         63         43         36         36        36
PRINCIPAL WINDOW (MONTHS)                     83        146        105         75         52        36
ILLUSTRATIVE YIELD @ PAR (30/360)          5.74%      5.72%      5.70%      5.68%      5.66%     5.65%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------
Current Principal Balance (as of      $473,037,460.76
7/1/02)
------------------------------------
 Loan Count
                                      3,146
 Average Original Balance                    $150,434
 Range of Original Balance                  $17,510 -
                                    $596,400
        $0.01 to $100,000.00                   13.92%
        $100,000.01 to $200,000.00             50.64%
        $200,000.01 to $300,000.00             25.79%
        $300,000.01 to $400,000.00              7.10%
        $400,000.01 to $500,000.00              1.86%
        $500,000.01 to $600,000.00              0.70%
--------------------------------------------------------
 WA Gross Coupon                               8.713%
 Range of Gross Coupons              6.000% - 11.625%
        6.000% to 6.499%                        0.05%
        7.000% to 7.499%                        1.27%
        7.500% to 7.999%                       15.54%
        8.000% to 8.499%                       24.96%
        8.500% to 8.999%                       28.98%
        9.000% to 9.499%                       10.24%
        9.500% to 9.999%                       10.40%
        10.000% to 10.499%                      4.59%
        10.500% to 10.999%                      3.08%
        11.000% to 11.499%                      0.68%
        11.500% to 11.999%                      0.20%
--------------------------------------------------------
 WA Age (months)                                    0
 WA Original Term to Maturity
(months)                                          354
--------------------------------------------------------
--------------------------------------------------------
 Balloon / Fully Amortizing            3.22% / 96.78%
 First Lien / Second Lien             100.00% / 0.00%
 WA Debt-to-Income Ratio
                                     39.54%
--------------------------------------------------------
--------------------------------------------------------
 WA Credit Score
                                       701
 Range of Credit Scores                     580 - 819
        599 or Less                             2.72%
        600 to 619                              7.15%
        620 to 639                              9.33%
        640 to 659                              7.36%
        660 to 679                              6.50%
        680 to 699                             11.51%
        700 to 719                              9.94%
        720 to 739                             16.84%
        740 to 759                             14.06%
        760 to 779                              9.24%
        780 to 799                              4.19%
        800 or Greater                          1.16%
--------------------------------------------------------


--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------
 WA Original LTV
                                     102.11%
 Range of Original LTV               51.00% - 107.00%
        85.00% or Less                          0.14%
        85.01% to 90.00%                        0.15%
        90.01% to 95.00%                        6.22%
        95.01% to 100.00%                      33.30%
        100.01% to 101.00%                      1.45%
        101.01% to 102.00%                      2.91%
        102.01% to 103.00%                     29.03%
        103.01% to 104.00%                      4.00%
        104.01% to 105.00%                      3.68%
        105.01% to 106.00%                      3.10%
        106.01% to 107.00%                     16.03%
--------------------------------------------------------
 CREDIT GRADE
 A1                                            44.73%
 A2                                            20.34%
 A3                                            13.43%
 A4                                            15.42%
 AX                                             2.83%
 AM                                             3.24%
--------------------------------------------------------
--------------------------------------------------------
 PROPERTY TYPE
 SF Detached                                   72.39%
 PUD Detached                                  11.71%
 Low-Rise Condo                                 7.84%
 2-4 Family                                     3.92%
 PUD Attached                                   3.22%
 Townhouse                                      0.93%
--------------------------------------------------------
 OCCUPANCY STATUS
 Primary Residence                             94.85%
 Non-Owner Occupied                             4.20%
 Second Home                                    0.95%
--------------------------------------------------------
 DOCUMENTATION
 Full Documentation                            85.35%
 Limited Documentation                         14.65%
--------------------------------------------------------
 LOAN PURPOSE
 Purchase                                      79.31%
 Equity Refinance                              15.88%
 Rate/Term Refinance                            4.81%
--------------------------------------------------------

--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------
 PREPAYMENT PENALTY TERM
  None                                         43.64%
  12 months                                     5.20%
  24 months                                     1.39%
  36 months                                    45.86%
  42 months                                     0.11%
  60 months                                     2.72%
  Other (not more than 60 months)               1.07%
--------------------------------------------------------
--------------------------------------------------------
GEOGRAPHIC CONCENTRATION (> 3%)
                                    26.43% CA
                                    6.45% FL
                                    5.48% TX
                                    4.39% MI
                                    4.17% WA
                                    3.86% GA
                                    3.47% AZ
                                    3.07% CO
                                    3.06% OR
                                  39.61% Other
--------------------------------------------------------


--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet


CLASS A-1 NET WAC CAP*

-----------------------

       1        6.38
-----------------------
       2        6.37
-----------------------
       3        6.36
-----------------------
       4        6.43
-----------------------
       5        6.42
-----------------------
       6        6.40
-----------------------
       7        6.50
-----------------------
       8        6.47
-----------------------
       9        6.44
-----------------------
      10        6.54
-----------------------
      11        6.51
-----------------------
      12        6.47
-----------------------
      13        6.57
-----------------------
      14        6.53
-----------------------
      15        6.49
-----------------------
      16        6.61
-----------------------
      17        6.57
-----------------------
-----------------------
      18        6.53
-----------------------

* at 100% of Prepayment Speed Assumption
--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
RAMP SERIES 2002- RZ3 TRUST
Computational Materials: Term Sheet

EXCESS SPREAD (BEFORE LOSSES)
FOR THE FIRST 36 DISTRIBUTION DATES *
              1-MONTH      1-MONTH
              LIBOR =      LIBOR =
                1.80%      FORWARD
-------------------------------------

    1         2.78         2.78
-------------------------------------
    2         2.73         2.73
-------------------------------------
    3         2.69         2.69
-------------------------------------
    4         2.77         2.79
-------------------------------------
    5         2.72         2.75
-------------------------------------
    6         2.69         2.72
-------------------------------------
    7         2.81         2.84
-------------------------------------
    8         2.72         2.74
-------------------------------------
    9         2.68         2.69
-------------------------------------
    10        2.73         2.73
-------------------------------------
    11        2.67         2.66
-------------------------------------
    12        2.58         2.55
-------------------------------------
    13        2.64         2.60
-------------------------------------
    14        2.56         2.51
-------------------------------------
    15        2.46         2.41
-------------------------------------
    16        2.53         2.49
-------------------------------------
    17        2.43         2.40
-------------------------------------
    18        2.34         2.32
-------------------------------------
    19        2.40         2.40
-------------------------------------
    20        2.33         2.33
-------------------------------------
    21        2.26         2.26
-------------------------------------
    22        2.55         2.55
-------------------------------------
    23        2.48         2.48
-------------------------------------
    24        2.41         2.41
-------------------------------------
    25        2.67         2.67
-------------------------------------
    26        2.60         2.60
-------------------------------------
    27        2.53         2.53
-------------------------------------
    28        2.73         2.73
-------------------------------------
    29        2.67         2.67
-------------------------------------
    30        2.61         2.61
-------------------------------------
    31        3.58         3.58
-------------------------------------
    32        3.55         3.55
-------------------------------------
    33        3.52         3.52
-------------------------------------
    34        3.49         3.49
-------------------------------------
    35        3.46         3.46
-------------------------------------
    36        3.43         3.43
-------------------------------------
* at 100% of Prepayment Speed Assumption

--------------------------------------------------------------------------------

This Information was prepared by Bear Stearns and Company in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER